UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2009 (May 19, 2009)

GASTAR EXPLORATION LTD.

(Exact Name of Registrant as Specified in Its Charter)

ALBERTA, CANADA	001-32714	98-0570897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 LAMAR STREET, SUITE 1080

HOUSTON, TEXAS 77010

(Address of principal executive offices)

(713) 739-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 19, 2009, Gastar Exploration Ltd. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), filed herewith as Exhibit 1.1, by and between the Company and Johnson Rice & Company L.L.C. as sole underwriter (the “Underwriter”) that provides for the issuance and sale by the Company, and purchase by the Underwriter, of 36,500,000 common shares (the “Shares”). The Underwriter was also granted an over allotment option for a period of 30 days to purchase up to an additional 5,475,000 common shares. The material terms of the offering are described in the prospectus supplement dated May 19, 2009, as filed by the Company with the Securities and Exchange Commission (the “Commission”). The offer and sale of the Shares is registered with the Commission pursuant to the Company’s Registration Statement on Form S-3 (File N0. 333-142123) which was declared effective by the Commission on April 27, 2007. The closing with respect to the Shares is expected to occur on May 22, 2009, subject to customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company and its affiliates, and customary conditions to closing, indemnification rights, obligations of the parties and termination provisions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

From time to time, the Underwriter and its affiliates have, directly or indirectly, provided investment banking or financial advisory services to us for which they have received customary fees and commissions. They may provide these services to us from time to time in the future.

ITEM 7.01 REGULATION FD DISCLOSURE.

On May 19, 2009, the Company issued a press release announcing that it had priced the offering described herein under Item 1.01. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

The following is a list of exhibits filed or furnished, as specified herein, as part of this Form 8-K:

Exhibit No.	Description of Document
1.1	Underwriting Agreement, dated as of May 19, 2009, by and between Gastar Exploration Ltd. and Johnson Rice & Company L.L.C.

99.1	Press release dated May 19, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASTAR EXPLORATION LTD.

Date: May 21, 2009	/s/ J. RUSSELL PORTER
J. Russell Porter
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document
1.1	Underwriting Agreement, dated as of May 19, 2009, by and between Gastar Exploration Ltd. and Johnson Rice & Company L.L.C.

99.1	Press release dated May 19, 2009.

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